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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                January 24, 2006

                        (Date of earliest event reported)


                               CITY NETWORK, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

       001-31954                                            98-0467944
(Commission File Number)                       (IRS Employer Identification No.)

                            2F-1, No. 16 Jian Ba Road
                                  Chung Ho City
                         Taipei County 235, Taiwan, ROC
              (Address of Principal Executive Offices and zip code)

                               011-886-2-8226-5566
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 24, 2006, City Network, Inc. - Taiwan (the "Purchaser"), a wholly-owned subsidiary of City Network, Inc., a Nevada corporation (the "Registrant") entered into a Purchase and Sale Agreement with Wang, Rong-Zong (the "Seller") pursuant to which the Purchaser agreed to purchase and the Seller agreed to sell property located in the City of Tou-Liu, Yun-Lin County, including Lots 38-436, 37-126 and 37-125, and otherwise known as Building B, #222, Chunghwa Rd., Tou-Liu City, Yun-Lin County, Taiwan ROC, for an aggregate purchase price equal to approximately $2 million (NTD 64,000,000). The aggregate purchase price is payable in four installments as follows: (i) $312,940 (NTD 10,000,000), (ii) $250,352 (NTD 8,000,000), (iii) $190,738 (NTD 6,100,000) and
(iv) $1.25 million (NTD 39,900,000).

     As of the date hereof, the Purchaser has paid the first and second payments to the Seller for a total amount equal to approximately $562,000 (NTD 18,000,000). The Purchaser will pay the third payment to the Seller after payment, by the Seller, of the outstanding property taxes on the land. The Purchaser will pay the final payment to the Seller upon receipt of a mortgage in the amount of approximately $1.25 million (NTD 39,900,000). On January 23, 2006, the Purchaser was approved for a mortgage in the amount of approximately $1.25 million (NTD 39,900,000) by Hua Nan Commercial Bank but the Purchaser has not yet received the cash amount of the mortgage.

     On January 24, 2006, the Purchaser issued a check to the Seller in the amount of approximately $1.25 million (NTD 39,900,000) as a guarantee of the Purchaser's payment of the outstanding purchase price (the "Guarantee"). The Seller agreed to return the Guarantee to the Purchaser upon the Purchaser's receipt of the full mortgage and the Seller's receipt of the outstanding purchase price.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)

Exhibit 10.1 Purchase and Sale Agreement, dated as of January 24, 2006 between and between City Network, Inc - Taiwan and Wang, Rong-Zong
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CITY NETWORK, INC.


                                 By: /s/ Tiao-Tsan Lai
                                     -------------------------------------
                                     Name:  Tiao-Tsan Lai
                                     Title: Chairman and Chief Executive Officer


Dated: February 1, 2006
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                                  EXHIBIT INDEX


Exhibit No.                            Description
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Exhibit 10.1   Purchase and Sale Agreement, dated as of January 24, 2006 between and between City Network, Inc - Taiwan and Wang, Rong-Zong